Investor Supplement
Second Quarter 2023

Caution Regarding Forward-Looking Statements

This Investor Supplement may contain or incorporate by reference information that includes or is based on forward-looking statements within the meaning of the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. We caution investors that these forward-looking statements are not guarantees of future performance, and actual results may differ materially. Such statements involve known and unknown risks, uncertainties, and other factors, including but not limited to:

•changes in the frequency and severity of insurance claims;
•claim development and the process of estimating claim reserves;
•the impacts of inflation;
•changes in the interest rate environment;
•supply chain disruption;
•product demand and pricing;
•effects of governmental and regulatory actions;
•litigation outcomes;
•investment risks;
•cybersecurity risks;
•impact of catastrophes; and
•other risks and uncertainties detailed in Kemper’s Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission (“SEC”).

Non-GAAP Financial Measures
This document contains non-GAAP financial measures to analyze the Company’s operating performance for the periods presented. Because the Company’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company’s non-GAAP financial measures to those of other companies. For detailed disclosures on non-GAAP financial measures please refer to the “Definitions of Non-GAAP Financial Measures” on pages 35-37.

Kemper Corporation
Investor Supplement
Second Quarter 2023
Table of Contents

Page
Consolidated Financial Highlights	2
Consolidated Statements of Loss	3
Consolidated Balance Sheets	4
Consolidated Statements of Cash Flows	5-6
Capital Metrics	7-8
Debt Outstanding, FHLB Advances and Ratings	9
Segment Summary Results:
Revenues	10
Operating Loss	11
Net Operating Loss	11
Catastrophe Frequency and Severity	12-13
Specialty Property & Casualty Insurance Segment - Results of Operations and Selected Financial Information	14-15
Personal Automobile Insurance	16
Commercial Automobile Insurance	17
Preferred Property & Casualty Insurance Segment - Results of Operations and Selected Financial Information	18-19
Personal Automobile Insurance	20
Homeowners and Other Personal Insurance	21
Homeowners Insurance	22
Other Personal Insurance	23
Life & Health Insurance Segment - Results of Operations and Selected Financial Information	24-25
Life Insurance	26
Accident and Health Insurance	26
Property Insurance	27
Expenses	28
Details of Investment Performance	29
Details of Invested Assets	30-31
Investment Concentration	32
Municipal Bond Securities	33
Investments in Limited Liability Companies and Limited Partnerships	34
Definitions of Non-GAAP Financial Measures	35-37

Kemper Corporation
Consolidated Financial Highlights
(Dollars in Millions, Except Per Share Amounts)
(Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Jun 30, 2023	Jun 30, 2022
For Period Ended
Earned Premiums	$1,166.9	$1,180.9	$1,264.9	$1,290.9	$1,337.6	$1,320.0	$2,347.8	$2,657.6
Net Investment Income	106.3	101.8	106.3	97.8	118.5	100.0	208.1	218.5
Change in Value of Alternative Energy Partnership Investments	0.8	0.7	1.3	0.4	(4.9)	(16.7)	1.5	(21.6)
Other Income	1.7	1.2	1.9	4.0	0.9	2.4	2.9	3.3
Income (Loss) from Change in Fair Value of Equity and Convertible Securities	2.4	1.7	—	(11.2)	(40.5)	(28.2)	4.1	(68.7)
Net Realized Investment (Losses) Gains	(15.3)	8.5	0.2	(20.4)	6.1	(7.4)	(6.8)	(1.3)
Total Revenues	$1,262.8	$1,294.8	$1,374.6	$1,361.5	$1,417.7	$1,370.1	$2,557.6	$2,787.8

Net Loss	$(97.1)	$(80.1)	$(53.3)	$(74.8)	$(72.2)	$(86.3)	$(177.2)	$(158.5)
Adjusted Consolidated Net Operating Loss[1]	$(16.9)	$(65.2)	$(24.4)	$(29.1)	$(37.2)	$(51.6)	$(82.1)	$(88.8)

Per Unrestricted Common Share Amounts:
Basic:
Net Loss	$(1.52)	$(1.25)	$(0.84)	$(1.17)	$(1.13)	$(1.36)	$(2.77)	$(2.49)
Adjusted Consolidated Net Operating Loss[1]	$(0.26)	$(1.02)	$(0.38)	$(0.46)	$(0.58)	$(0.81)	$(1.28)	$(1.39)
Diluted:
Net Loss	$(1.52)	$(1.25)	$(0.84)	$(1.17)	$(1.13)	$(1.36)	$(2.77)	$(2.49)
Adjusted Consolidated Net Operating Loss[1]	$(0.26)	$(1.02)	$(0.38)	$(0.46)	$(0.58)	$(0.81)	$(1.28)	$(1.39)

Dividends Paid to Shareholders Per Share	$0.31	$0.31	$0.31	$0.31	$0.31	$0.31	$0.62	$0.62

At Period End
Total Assets	$13,096.3	$13,403.7	$13,313.6	$13,399.9	$13,964.2	$14,667.7
Insurance Reserves	$6,043.9	$6,120.7	$6,033.1	$5,940.1	$6,343.5	$6,864.3
Debt	$1,388.1	$1,387.5	$1,386.9	$1,386.4	$1,385.8	$1,385.2
Shareholders’ Equity	$2,512.2	$2,646.9	$2,670.6	$2,694.5	$2,844.1	$2,969.2
Shareholders’ Equity Excluding Goodwill[1,2]	$1,261.5	$1,346.6	$1,370.3	$1,395.7	$1,532.1	$1,657.2
Common Shares Issued and Outstanding (In Millions)	64.054	63.982	63.913	63.884	63.850	63.800
Book Value Per Share[2]	$39.22	$41.37	$41.79	$42.18	$44.54	$46.54
Book Value Per Share Excluding Goodwill[1,2]	$19.69	$21.05	$21.44	$21.85	$24.00	$25.97
Book Value Per Share Excluding Net Unrealized Losses on Fixed Maturities and Changes in the Discount Rate on Future Life Policyholder Benefits[1,2]	$46.18	$47.93	$49.23	$50.16	$51.76	$53.11
Book Value Per Share Excluding Net Unrealized Losses on Fixed Maturities, Changes in the Discount Rate on Future Life Policyholder Benefits and Goodwill[1,2]	$26.66	$27.61	$28.88	$29.83	$31.21	$32.55
Debt to Total Capitalization[2]	35.6%	34.4%	34.2%	34.0%	32.8%	31.8%
Rolling 12 Months Return on 5-point Average Shareholders Equity[2,3]	(11.4)%	(10.1)%	(10.0)%	(11.1)%	(10.7)%	(9.9)%
[1] Non-GAAP Financial Measure. See page 35 for definition.
[2] See Capital Metrics on pages 7-8 for detail calculations.
[3] Rolling 12 Months Return on 5-point Average Shareholders Equity is calculated by taking the last 12 months of Net Loss divided by the 5-point average Shareholders’ Equity. The 5-point Average Shareholders’ Equity is calculated by using a 5-point quarter average of Shareholders’ Equity for the 12 month period.

Kemper Corporation
Consolidated Statements of Loss
(Dollars in Millions, Except Per Share Amounts)
(Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Jun 30, 2023	Jun 30, 2022
Revenues:
Earned Premiums	$1,166.9	$1,180.9	$1,264.9	$1,290.9	$1,337.6	$1,320.0	$2,347.8	$2,657.6
Net Investment Income	106.3	101.8	106.3	97.8	118.5	100.0	208.1	218.5
Change in Value of Alternative Energy Partnership Investments	0.8	0.7	1.3	0.4	(4.9)	(16.7)	1.5	(21.6)
Other Income	1.7	1.2	1.9	4.0	0.9	2.4	2.9	3.3
Income (Loss) from Change in Fair Value of Equity and Convertible Securities	2.4	1.7	—	(11.2)	(40.5)	(28.2)	4.1	(68.7)
Net Realized Investment (Losses) Gains	(14.4)	6.4	3.9	(12.1)	11.0	1.5	(8.0)	12.5
Impairment (Losses) Gains	(0.9)	2.1	(3.7)	(8.3)	(4.9)	(8.9)	1.2	(13.8)
Total Revenues	1,262.8	1,294.8	1,374.6	1,361.5	1,417.7	1,370.1	2,557.6	2,787.8
Expenses:
Policyholders’ Benefits and Incurred Losses and Loss Adjustment Expenses	984.7	1,052.0	1,073.0	1,085.3	1,151.1	1,123.2	2,036.7	2,274.3
Insurance Expenses	266.1	269.3	288.0	300.5	307.7	304.8	535.4	612.5
Loss from Early Extinguishment of Debt	—	—	—	—	—	3.7	—	3.7
Interest and Other Expenses	78.3	77.4	86.5	63.5	53.5	54.1	155.7	107.6
Goodwill Impairment	49.6	—	—	—	—	—	49.6	—
Total Expenses	1,378.7	1,398.7	1,447.5	1,449.3	1,512.3	1,485.8	2,777.4	2,998.1
Loss before Income Taxes	(115.9)	(103.9)	(72.9)	(87.8)	(94.6)	(115.7)	(219.8)	(210.3)
Income Tax Benefit	18.8	23.8	19.6	13.0	22.4	29.4	42.6	51.8
Net Loss	$(97.1)	$(80.1)	$(53.3)	$(74.8)	$(72.2)	$(86.3)	$(177.2)	$(158.5)
Net Loss Per Unrestricted Share:
Basic	$(1.52)	$(1.25)	$(0.84)	$(1.17)	$(1.13)	$(1.36)	$(2.77)	$(2.49)
Diluted	$(1.52)	$(1.25)	$(0.84)	$(1.17)	$(1.13)	$(1.36)	$(2.77)	$(2.49)
Dividends Paid to Shareholders Per Share	$0.31	$0.31	$0.31	$0.31	$0.31	$0.31	$0.62	$0.62
Weighted Average Unrestricted Common Shares Outstanding (in Millions)	64.009	63.947	63.888	63.853	63.816	63.744	63.978	63.780

Kemper Corporation
Consolidated Balance Sheets
(Dollars in Millions)
(Unaudited)

	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022
Assets:
Investments:
Fixed Maturities at Fair Value	$6,943.8	$7,189.4	$6,894.8	$6,577.1	$7,218.8	$7,783.9
Equity Securities at Fair Value	247.0	243.6	243.2	322.7	395.0	571.5
Equity Method Limited Liability Investments	225.1	218.7	217.0	226.0	228.9	230.0
Alternative Energy Partnerships	16.8	17.0	16.3	16.9	17.0	22.4
Short-term Investments at Cost which Approximates Fair Value	406.3	278.4	278.4	357.2	230.2	243.8
Company-Owned Life Insurance	500.5	595.3	586.5	578.6	566.2	556.4
Loans to Policyholders	281.6	283.1	283.4	283.2	282.3	284.7
Other Investments	275.6	271.8	269.9	274.2	276.9	275.4
Total Investments	8,896.7	9,097.3	8,789.5	8,635.9	9,215.3	9,968.1
Cash	73.6	60.6	212.4	249.2	348.6	297.3
Receivables from Policyholders	1,246.3	1,344.0	1,286.6	1,345.8	1,375.1	1,404.5
Other Receivables	262.0	249.4	262.6	228.7	206.5	203.4
Deferred Policy Acquisition Costs	646.2	651.5	635.6	645.1	690.1	689.6
Goodwill	1,250.7	1,300.3	1,300.3	1,298.8	1,312.0	1,312.0
Current Income Tax Assets	9.0	15.0	167.6	165.1	200.8	183.0
Deferred Income Tax Assets	208.0	166.0	129.0	113.7	58.7	43.4
Assets Held-for-Sale	—	—	—	172.8	—	—
Other Assets	503.8	519.6	530.0	544.8	557.1	566.4
Total Assets	$13,096.3	$13,403.7	$13,313.6	$13,399.9	$13,964.2	$14,667.7
Liabilities and Shareholders’ Equity:
Insurance Reserves:
Life and Health	$3,363.8	$3,399.6	$3,276.2	$3,219.8	$3,585.1	$4,104.2
Property and Casualty	2,680.1	2,721.1	2,756.9	2,720.3	2,758.4	2,760.1
Total Insurance Reserves	6,043.9	6,120.7	6,033.1	5,940.1	6,343.5	6,864.3
Unearned Premiums	1,665.2	1,778.0	1,704.4	1,794.8	1,854.4	1,890.5
Policyholder Contract Liabilities	700.2	700.6	701.3	704.0	704.5	655.0
Liabilities Held-for-Sale	—	—	—	84.8	—	—
Accrued Expenses and Other Liabilities	786.7	770.0	817.3	795.3	831.9	903.5
Long-term Debt, Current and Non-current, at Amortized Cost	1,388.1	1,387.5	1,386.9	1,386.4	1,385.8	1,385.2
Total Liabilities	10,584.1	10,756.8	10,643.0	10,705.4	11,120.1	11,698.5
Shareholders’ Equity:
Common Stock	6.4	6.4	6.4	6.4	6.4	6.4
Paid-in Capital	1,837.6	1,828.9	1,812.7	1,822.2	1,812.5	1,803.1
Retained Earnings	1,149.0	1,266.3	1,366.4	1,439.7	1,534.6	1,627.5
Accumulated Other Comprehensive Loss	(480.8)	(454.7)	(514.9)	(573.8)	(509.4)	(467.8)
Total Shareholders’ Equity	2,512.2	2,646.9	2,670.6	2,694.5	2,844.1	2,969.2
Total Liabilities and Shareholders’ Equity	$13,096.3	$13,403.7	$13,313.6	$13,399.9	$13,964.2	$14,667.7

Kemper Corporation Consolidated Statements of Cash Flows (Dollars in Millions) (Unaudited)
	Six Months Ended
	Jun 30, 2023	Jun 30, 2022
Cash Flows from Operating Activities:
Net Loss	$(177.2)	$(158.5)
Adjustments to Reconcile Net Loss to Net Cash Used in Operating Activities
Net Realized Investment Losses (Gains)	8.0	(12.5)
Impairment (Gains) Losses	(1.2)	13.8
Depreciation and Amortization of Property, Equipment and Software	26.2	26.5
Amortization of Intangible Assets Acquired	7.9	11.2
Loss from Early Extinguishment of Debt	—	3.7
Change in Accumulated Undistributed Earnings of Equity Method Limited Liability Investments	(1.3)	(18.3)
(Income) Loss from Change in Value of Alternative Energy Partnership Investments	(1.5)	21.6
(Increase) Decrease in Value of Equity and Convertible Securities	(4.1)	68.7
Goodwill Impairment	49.6	—
Changes in:
Receivables from Policyholders	40.3	43.6
Reinsurance Recoverables	11.6	0.3
Deferred Policy Acquisition Costs	(10.6)	(2.1)
Insurance Reserves	(47.7)	(1.8)
Unearned Premiums	(39.2)	(44.3)
Income Taxes	72.6	(46.2)
Other Assets and Liabilities	0.7	4.3
Net Cash Used in Operating Activities	(65.9)	(90.0)
Cash Flows from Investing Activities:
Proceeds from the Sales, Calls and Maturities of Fixed Maturities	353.0	564.9
Proceeds from the Sales or Paydowns of Investments:
Equity Securities	32.5	403.7
Mortgage Loans	42.5	46.6
Other Investments	5.1	36.9
Purchases of Investments:
Fixed Maturities	(334.8)	(1,025.9)
Equity Securities	(26.2)	(39.1)
Real Estate Investments	(0.3)	(2.9)
Company-Owned Life Insurance	—	(100.0)
Mortgage Loans	(44.1)	(45.0)
Other Investments	(11.6)	(4.9)
Net (Purchases) Sales of Short-term Investments	(126.9)	54.0
Acquisition of Software and Long-lived Assets	(25.4)	(23.7)
Settlement Proceeds from Company-Owned Life Insurance	102.2	—
Other	(1.1)	2.9
Net Cash Used in Investing Activities	(35.1)	(132.5)

Kemper Corporation Consolidated Statements of Cash Flows (Dollars in Millions) (Unaudited)
	Six Months Ended
	Jun 30, 2023	Jun 30, 2022
Net Cash Used in Investing Activities (Carryforward from page 5)	$(35.1)	$(132.5)
Cash Flows from Financing Activities:
Repayment of Long-term Debt	—	(280.0)
Proceeds from Issuance of 3.80% Senior Notes due February 23, 2032	—	396.3
Issuance Fees on 3.80% Senior Notes due February 23, 2032	—	(1.2)
Proceeds from Issuance of 5.875% Fixed-Rate Reset Junior Subordinated Debentures Due 2062	—	145.6
Issuance Fees on 5.875% Fixed-Rate Reset Junior Subordinated Debentures Due 2062	—	(0.9)
Proceeds from Policyholder Contract Obligations	114.5	289.6
Repayment of Policyholder Contract Obligations	(115.8)	(89.3)
Proceeds from Shares Issued under Employee Stock Purchase Plan	2.2	2.5
Dividends and Dividend Equivalents Paid	(39.6)	(40.0)
Other	0.9	0.3
Net Cash (Used in) Provided by Financing Activities	(37.8)	422.9

Net (decrease) increase in cash	(138.8)	200.4
Cash, Beginning of Year	212.4	148.2
Cash, End of Period	$73.6	$348.6

Kemper Corporation Capital Metrics (Dollars and Shares in Millions, Except Per Share Amounts) (Unaudited)
	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022
Book Value Per Share
Numerator
Shareholders’ Equity	$2,512.2	$2,646.9	$2,670.6	$2,694.5	$2,844.1	$2,969.2
Less: Goodwill	(1,250.7)	(1,300.3)	(1,300.3)	(1,298.8)	(1,312.0)	(1,312.0)
Shareholders’ Equity Excluding Goodwill[1]	$1,261.5	$1,346.6	$1,370.3	$1,395.7	$1,532.1	$1,657.2
Shareholders’ Equity	$2,512.2	$2,646.9	$2,670.6	$2,694.5	$2,844.1	$2,969.2
Less: Net Unrealized Losses on Fixed Maturities	640.5	574.2	716.8	782.7	472.2	13.7
Less: Changes in the Discount Rate on Future Life Policyholder Benefits	(194.4)	(154.2)	(241.1)	(272.8)	(11.4)	405.5
Shareholders’ Equity Excluding Net Unrealized Losses on Fixed Maturities and Changes in the Discount Rate on Future Life Policyholder Benefits[1]	$2,958.3	$3,066.9	$3,146.3	$3,204.4	$3,304.9	$3,388.4
Less: Goodwill	(1,250.7)	(1,300.3)	(1,300.3)	(1,298.8)	(1,312.0)	(1,312.0)
Shareholders’ Equity Excluding Net Unrealized Losses on Fixed Maturities, Changes in the Discount Rate on Future Life Policyholder Benefits and Goodwill[1]	$1,707.6	$1,766.6	$1,846.0	$1,905.6	$1,992.9	$2,076.4
Denominator
Common Shares Issued and Outstanding	64.054	63.982	63.913	63.884	63.850	63.800
Book Value Per Share	$39.22	$41.37	$41.79	$42.18	$44.54	$46.54
Book Value Per Share Excluding Goodwill[1]	$19.69	$21.05	$21.44	$21.85	$24.00	$25.97
Book Value Per Share Excluding Net Unrealized Losses on Fixed Maturities and Changes in the Discount Rate on Future Life Policyholder Benefits[1]	$46.18	$47.93	$49.23	$50.16	$51.76	$53.11
Book Value Per Share Excluding Net Unrealized Losses on Fixed Maturities, Changes in the Discount Rate on Future Life Policyholder Benefits and Goodwill[1]	$26.66	$27.61	$28.88	$29.83	$31.21	$32.55
Return on Shareholders’ Equity
Numerator
Rolling 12 Months Net Loss	$(305.3)	$(280.4)	$(286.6)	$(330.9)	$(335.4)	$(327.5)
Denominator (5-point Average)
5-point Average Shareholders’ Equity	$2,673.7	$2,765.1	$2,861.6	$2,985.7	$3,130.9	$3,298.5
Rolling 12 Months Return on Average Shareholders' Equity (5-point Average)	(11.4)%	(10.1)%	(10.0)%	(11.1)%	(10.7)%	(9.9)%
Return on Shareholders’ Equity Excluding Goodwill[1]
Denominator (5-point Average)
5-point Average Shareholders’ Equity Excluding Goodwill[1]	$1,381.2	$1,460.4	$1,554.6	$1,676.3	$1,818.9	$2,026.2
Rolling 12 Months Return on Average Shareholders' Equity Excluding Goodwill (5-point Average)[1]	(22.1)%	(19.2)%	(18.4)%	(19.7)%	(18.4)%	(16.2)%
Return on Shareholders’ Equity Excluding Net Unrealized Losses on Fixed Maturities and Changes in the Discount Rate on Future Life Policyholder Benefits[1,2]
Denominator (5-point Average)
5-point Average Shareholders’ Equity Excluding Net Unrealized Losses on Fixed Maturities and Changes in the Discount Rate on Future Life Policyholder Benefits[1,2]	$3,136.2	$3,222.2	$3,304.2	$3,392.5	$3,488.2	$3,601.3
Rolling 12 Months Return on Average Shareholders' Equity Excluding Net Unrealized Losses on Fixed Maturities and Changes in the Discount Rate on Future Life Policyholder Benefits (5-point Average)[1,2]	(9.7)%	(8.7)%	(8.7)%	(9.8)%	(9.6)%	(9.1)%

Kemper Corporation Capital Metrics (Dollars and Shares in Millions, Except Per Share Amounts) (Unaudited)
	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022

Return on Shareholders’ Equity Excluding Net Unrealized Losses on Fixed Maturities, Changes in the Discount Rate on Future Life Policyholder Benefits, and Goodwill[1,2]
Denominator (5-point Average)
5-point Average Shareholders’ Equity Excluding Net Unrealized Losses on Fixed Maturities, Changes in the Discount Rate on Future Life Policyholder Benefits and Goodwill[1,2]	$1,843.7	$1,917.5	$1,997.1	$2,083.1	$2,176.2	$2,328.9
Rolling 12 Months Return on Average Shareholders' Equity Excluding Net Unrealized Losses on Fixed Maturities, Changes in the Discount Rate on Future Life Policyholder Benefits and Goodwill (5-point Average)[1,2]	(16.6)%	(14.6)%	(14.4)%	(15.9)%	(15.4)%	(14.1)%
[1] Non-GAAP financial measure. See definitions beginning on page 35.
[2] Metrics for Q1 2023 and prior quarters have been revised to reflect a correction to the calculation in the Q1 2023 Supplement.

Debt and Total Capitalization
Debt	$1,388.1	$1,387.5	$1,386.9	$1,386.4	$1,385.8	$1,385.2
Shareholders’ Equity	2,512.2	2,646.9	2,670.6	2,694.5	2,844.1	2,969.2
Total Capitalization	$3,900.3	$4,034.4	$4,057.5	$4,080.9	$4,229.9	$4,354.4
Ratio of Debt to Shareholders’ Equity	55.3%	52.4%	51.9%	51.5%	48.7%	46.7%
Ratio of Debt to Total Capitalization	35.6%	34.4%	34.2%	34.0%	32.8%	31.8%

Debt	$1,388.1	$1,387.5	$1,386.9	$1,386.4	$1,385.8	$1,385.2

Shareholders’ Equity	$2,512.2	$2,646.9	$2,670.6	$2,694.5	$2,844.1	$2,969.2
Less: Accumulated Other Comprehensive Loss	(480.8)	(454.7)	(514.9)	(573.8)	(509.4)	(467.8)
Shareholders’ Equity Excluding Accumulated Other Comprehensive Loss	$2,993.0	$3,101.6	$3,185.5	$3,268.3	$3,353.5	$3,437.0
Total Capitalization Excluding Accumulated Other Comprehensive Loss	$4,381.1	$4,489.1	$4,572.4	$4,654.7	$4,739.3	$4,822.2
Ratio of Debt to Shareholders’ Equity Excluding Accumulated Other Comprehensive Loss	46.4%	44.7%	43.5%	42.4%	41.3%	40.3%
Ratio of Debt to Total Capitalization Excluding Accumulated Other Comprehensive Loss	31.7%	30.9%	30.3%	29.8%	29.2%	28.7%

Parent Company Liquidity[3]
Kemper Holding Company Cash and Investments[1]	$220.3	$240.6	$417.6	$449.8	$275.9	$318.3
Borrowings Available Under Credit Agreement	460.0	520.0	600.0	600.0	600.0	600.0
Parent Company Liquidity	$680.3	$760.6	$1,017.6	$1,049.8	$875.9	$918.3

Capital Returned to Shareholders
Cash Dividends Paid [2]	$20.2	$19.4	$20.1	$20.1	$20.6	$19.6
[1] Includes Kemper's direct non-insurance subsidiaries
[2] Three Months Ended
[3] Excludes borrowings available from subsidiaries

Kemper Corporation
Debt Outstanding, FHLB Advances and Ratings
(Dollars in Millions)
(Unaudited)

	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022
Kemper Corporation:
Senior Notes at Amortized Cost:
4.350% Senior Notes due February 15, 2025	449.5	449.4	449.3	449.3	449.2	449.1
2.400% Senior Notes due September 30, 2030	396.8	396.7	396.6	396.5	396.4	396.3
3.800% Senior Notes due 2032	395.7	395.6	395.5	395.3	395.2	395.1
5.875% Fixed-Rate Reset Junior Subordinated Debentures Due 2062 at Amortized Cost	146.1	145.8	145.5	145.3	145.0	144.7
Long-term Debt Outstanding	$1,388.1	$1,387.5	$1,386.9	$1,386.4	$1,385.8	$1,385.2

Federal Home Loan Bank Advances to Insurance Subsidiaries:
Reported as Policyholder Contract Liabilities:
Federal Home Loan Bank of Chicago	$601.0	$601.0	$601.0	$602.6	$602.8	$553.1
Reported as Debt Outstanding:
Federal Home Loan Bank of Dallas	$—	$—	$—	$—	$—	$—
Federal Home Loan Bank of Chicago	$—	$—	$—	$—	$—	$—
Federal Home Loan Bank of San Francisco	$—	$—	$—	$—	$—	$—

	A.M. Best	Moody’s	S&P	Fitch
As of Date of Financial Supplement
Kemper Debt Ratings:
Senior Unsecured Debt	bbb-	Baa3	BBB-	BBB
Junior Unsecured Debt	bb	Ba1	BB	BB+
Insurance Company Financial Strength Ratings:
Trinity Universal Insurance Company	A-	A3	A-	A
United Insurance Company of America	A-	A3	A-	A-

Kemper Corporation
Segment Revenues
(Dollars in Millions)
(Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Jun 30, 2023	Jun 30, 2022
Revenues:
Specialty Property & Casualty Insurance:
Earned Premiums:
Personal Automobile	$766.6	$787.9	$830.4	$858.8	$905.8	$901.7	$1,554.5	$1,807.5
Commercial Automobile	165.7	156.3	151.2	140.7	137.9	119.9	322.0	257.8
Total Specialty Property & Casualty Insurance Earned Premiums	932.3	944.2	981.6	999.5	1,043.7	1,021.6	1,876.5	2,065.3
Net Investment Income	44.5	38.5	37.9	33.9	34.0	34.9	83.0	68.9
Change in Value of Alternative Energy Partnership Investments	0.4	0.4	0.7	0.3	(2.5)	(8.4)	0.8	(10.9)
Other Income	0.7	0.9	1.0	2.3	1.0	1.7	1.6	2.7
Total Specialty Property & Casualty Insurance Revenues	977.9	984.0	1,021.2	1,036.0	1,076.2	1,049.8	1,961.9	2,126.0
Preferred Property & Casualty Insurance:
Earned Premiums:
Personal Automobile	75.7	78.2	84.2	89.5	94.0	96.0	153.9	190.0
Homeowners	50.0	52.2	49.1	51.9	47.7	51.3	102.2	99.0
Other Personal	6.7	7.0	7.4	7.9	8.2	8.3	13.7	16.5
Total Preferred Property & Casualty Insurance Earned Premiums	132.4	137.4	140.7	149.3	149.9	155.6	269.8	305.5
Net Investment Income	13.1	10.5	13.5	11.8	11.9	12.5	23.6	24.4
Change in Value of Alternative Energy Partnership Investments	0.2	0.1	0.3	—	(1.1)	(3.9)	0.3	(5.0)
Total Preferred Property & Casualty Insurance Revenues	145.7	148.0	154.5	161.1	160.7	164.2	293.7	324.9
Life & Health Insurance:
Earned Premiums:
Life	84.8	82.2	99.0	84.3	86.8	82.7	167.0	169.5
Accident and Health	5.8	5.9	31.4	45.9	45.1	45.8	11.7	90.9
Property	11.6	11.2	12.2	11.9	12.1	14.3	22.8	26.4
Total Life & Health Insurance Earned Premiums	102.2	99.3	142.6	142.1	144.0	142.8	201.5	286.8
Net Investment Income	47.1	49.8	52.6	52.6	61.9	49.4	96.9	111.3
Change in Value of Alternative Energy Partnership Investments	0.2	0.2	0.3	0.1	(1.3)	(4.4)	0.4	(5.7)
Other Income (Loss)	0.1	(0.4)	0.2	—	(0.8)	—	(0.3)	(0.8)
Total Life & Health Insurance Revenues	149.6	148.9	195.7	194.8	203.8	187.8	298.5	391.6
Total Segment Revenues	1,273.2	1,280.9	1,371.4	1,391.9	1,440.7	1,401.8	2,554.1	2,842.5
Income (Loss) from Change in Fair Value of Equity and Convertible Securities	2.4	1.7	—	(11.2)	(40.5)	(28.2)	4.1	(68.7)
Net Realized Investment (Losses) Gains	(14.4)	6.4	3.9	(12.1)	11.0	1.5	(8.0)	12.5
Impairment (Losses) Gains	(0.9)	2.1	(3.7)	(8.3)	(4.9)	(8.9)	1.2	(13.8)
Other	2.5	3.7	3.0	1.2	11.4	3.9	6.2	15.3
Total Revenues	$1,262.8	$1,294.8	$1,374.6	$1,361.5	$1,417.7	$1,370.1	$2,557.6	$2,787.8

Kemper Corporation
Segment Operating Results
(Dollars in Millions)
(Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Jun 30, 2023	Jun 30, 2022
Segment Operating (Loss) Income:
Specialty Property & Casualty Insurance	$(15.0)	$(74.7)	$(46.5)	$(39.2)	$(51.0)	$(60.2)	$(89.7)	$(111.2)
Preferred Property & Casualty Insurance	(3.7)	(12.2)	(2.0)	(3.3)	(21.6)	(9.5)	(15.9)	(31.1)
Life & Health Insurance	10.1	14.8	26.5	15.6	23.9	12.0	24.9	35.9
Total Segment Operating Loss	(8.6)	(72.1)	(22.0)	(26.9)	(48.7)	(57.7)	(80.7)	(106.4)
Other	(15.3)	(12.9)	(15.5)	(16.6)	(1.6)	(14.0)	(28.2)	(15.6)
Corporate and Other Operating Loss	(15.3)	(12.9)	(15.5)	(16.6)	(1.6)	(14.0)	(28.2)	(15.6)
Total Operating Loss	(23.9)	(85.0)	(37.5)	(43.5)	(50.3)	(71.7)	(108.9)	(122.0)
Income From:
Change in Fair Value of Equity and Convertible Securities	2.4	1.7	—	(11.2)	(40.5)	(28.2)	4.1	(68.7)
Net Realized Investment (Losses) Gains	(14.4)	6.4	3.9	(12.1)	11.0	1.5	(8.0)	12.5
Impairment (Losses) Gains	(0.9)	2.1	(3.7)	(8.3)	(4.9)	(8.9)	1.2	(13.8)
Acquisition and Disposition Related Transaction, Integration, Restructuring and Other Costs	(29.5)	(29.1)	(35.6)	(12.7)	(9.9)	(4.7)	(58.6)	(14.6)
Loss from Early Extinguishment of Debt	—	—	—	—	—	(3.7)	—	(3.7)
Goodwill Impairment Charge	(49.6)	—	—	—	—	—	(49.6)	—
Loss before Income Taxes	$(115.9)	$(103.9)	$(72.9)	$(87.8)	$(94.6)	$(115.7)	$(219.8)	$(210.3)
Segment Net Operating (Loss) Income:
Specialty Property & Casualty Insurance	$(10.8)	$(58.4)	$(35.1)	$(28.7)	$(38.9)	$(44.7)	$(69.2)	$(83.6)
Preferred Property & Casualty Insurance	(2.7)	(9.5)	(0.9)	(2.1)	(16.8)	(6.1)	(12.2)	(22.9)
Life & Health Insurance	8.9	13.2	23.0	14.0	20.2	11.6	22.1	31.8
Total Segment Net Operating Loss	(4.6)	(54.7)	(13.0)	(16.8)	(35.5)	(39.2)	(59.3)	(74.7)
Corporate and Other Net Operating Loss From:
Other	(12.3)	(10.5)	(11.4)	(12.3)	(1.7)	(12.4)	(22.8)	(14.1)
Corporate and Other Net Operating Loss	(12.3)	(10.5)	(11.4)	(12.3)	(1.7)	(12.4)	(22.8)	(14.1)
Adjusted Consolidated Net Operating Loss	(16.9)	(65.2)	(24.4)	(29.1)	(37.2)	(51.6)	(82.1)	(88.8)
Net Income (Loss) From:
Change in Fair Value of Equity and Convertible Securities	1.9	1.3	—	(8.8)	(32.0)	(22.3)	3.2	(54.3)
Net Realized Investment (Losses) Gains	(12.5)	5.1	3.1	(9.6)	8.7	1.2	(7.4)	9.9
Impairment (Losses) Gains	(0.8)	1.7	(2.9)	(6.6)	(3.9)	(7.0)	0.9	(10.9)
Acquisition and Disposition Related Transaction, Integration, Restructuring and Other Costs	(23.3)	(23.0)	(29.1)	(20.7)	(7.8)	(3.7)	(46.3)	(11.5)
Loss from Early Extinguishment of Debt	—	—	—	—	—	(2.9)	—	(2.9)
Goodwill Impairment Charge	(45.5)	—	—	—	—	—	(45.5)	—
Net Loss	$(97.1)	$(80.1)	$(53.3)	$(74.8)	$(72.2)	$(86.3)	$(177.2)	$(158.5)

Kemper Corporation
Catastrophe Frequency and Severity
(Dollars in Millions)
(Unaudited)

Six Months Ended June 30, 2023
	Specialty Property & Casualty Insurance Segment		Preferred Property & Casualty Insurance Segment		Life & Health Insurance Segment		Consolidated
	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE
Range of Losses and LAE Per Event[1]:
Below $5	38	$20.1	41	$38.2	28	$1.4	40	$59.5
$5 - $10	1	5.7	—	—	—	—	1	5.9
$10 - $15	—	—	—	—	—	—	—	—
$15 - $20	—	—	—	—	—	—	—	—
$20 - $25	—	—	—	—	—	—	—	—
Greater Than $25	—	—	—	—	—	—	—	—
Total	39	$25.8	41	$38.2	28	$1.4	41	$65.4

Six Months Ended June 30, 2022
	Specialty Property & Casualty Insurance Segment		Preferred Property & Casualty Insurance Segment		Life & Health Insurance Segment		Consolidated
	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE
Range of Losses and LAE Per Event[1]:
Below $5	27	$8.3	33	$34.9	25	$1.0	34	$44.2
$5 - $10	—	—	—	—	—	—	—	—
$10 - $15	—	—	—	—	—	—	—	—
$15 - $20	—	—	—	—	—	—	—	—
$20 - $25	—	—	—	—	—	—	—	—
Greater Than $25	—	—	—	—	—	—	—	—
Total	27	$8.3	33	$34.9	25	$1.0	34	$44.2

[1] Current accident year net incurred catastrophe Losses and LAE only

Kemper Corporation
Catastrophe Frequency and Severity (continued)
(Dollars in Millions)
(Unaudited)

Three Months Ended June 30, 2023
	Specialty Property & Casualty Insurance Segment		Preferred Property & Casualty Insurance Segment		Life & Health Insurance Segment		Consolidated
	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE
Range of Losses and LAE Per Event[1]:
Below $5	18	$11.8	17	$21.2	16	$0.8	16	$33.6
$5 - $10	1	5.7	—	—	—	—	1	5.9
$10 - $15	—	—	—	—	—	—	—	—
$15 - $20	—	—	—	—	—	—	—	—
$20 - $25	—	—	—	—	—	—	—	—
Greater Than $25	—	—	—	—	—	—	—	—
Total	19	$17.5	17	$21.2	16	$0.8	17	$39.5

Three Months Ended June 30, 2022
	Specialty Property & Casualty Insurance Segment		Preferred Property & Casualty Insurance Segment		Life & Health Insurance Segment		Consolidated
	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE
Range of Losses and LAE Per Event[1]:
Below $5	16	$6.2	22	$23.5	15	$0.6	23	$30.3
$5 - $10	—	—	—	—	—	—	—	—
$10 - $15	—	—	—	—	—	—	—	—
$15 - $20	—	—	—	—	—	—	—	—
$20 - $25	—	—	—	—	—	—	—	—
Greater Than $25	—	—	—	—	—	—	—	—
Total	16	$6.2	22	$23.5	15	$0.6	23	$30.3

[1] Current accident year net incurred catastrophe Losses and LAE only

Kemper Corporation
Specialty Property & Casualty Insurance Segment
Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Jun 30, 2023	Jun 30, 2022
Results of Operations
Net Premiums Written	$830.6	$1,022.1	$922.3	$968.5	$1,019.9	$1,023.7	$1,852.7	$2,043.6

Total Specialty P&C
Personal Automobile	766.6	787.9	830.4	858.8	905.8	901.7	1,554.5	1,807.5
Commercial Automobile	165.7	156.3	151.2	140.7	137.9	119.9	322.0	257.8
Earned Premium	$932.3	$944.2	$981.6	$999.5	$1,043.7	$1,021.6	$1,876.5	$2,065.3
Net Investment Income	44.5	38.5	37.9	33.9	34.0	34.9	83.0	68.9
Change in Value of Alternative Energy Partnership Investments	0.4	0.4	0.7	0.3	(2.5)	(8.4)	0.8	(10.9)
Other Income	0.7	0.9	1.0	2.3	1.0	1.7	1.6	2.7
Total Revenues	977.9	984.0	1,021.2	1,036.0	1,076.2	1,049.8	1,961.9	2,126.0
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	763.9	825.4	859.3	868.0	930.2	911.7	1,589.3	1,841.9
Catastrophe Losses and LAE	17.4	8.4	(0.1)	14.8	6.2	2.1	25.8	8.3
Prior Years:
Non-catastrophe Losses and LAE	25.0	31.6	10.2	(6.6)	(14.4)	(3.8)	56.6	(18.2)
Catastrophe Losses and LAE	(0.9)	(0.5)	(0.1)	0.2	(0.2)	0.7	(1.4)	0.5
Total Incurred Losses and LAE	805.4	864.9	869.3	876.4	921.8	910.7	1,670.3	1,832.5
Insurance Expenses	187.5	193.8	198.4	198.8	205.4	199.3	381.3	404.7
Operating Loss	(15.0)	(74.7)	(46.5)	(39.2)	(51.0)	(60.2)	(89.7)	(111.2)
Income Tax Benefit	4.2	16.3	11.4	10.5	12.1	15.5	20.5	27.6
Segment Net Operating Loss	$(10.8)	$(58.4)	$(35.1)	$(28.7)	$(38.9)	$(44.7)	$(69.2)	$(83.6)
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	81.9%	87.5%	87.6%	86.9%	89.1%	89.2%	84.7%	89.2%
Current Year Catastrophe Losses and LAE Ratio	1.9	0.9	—	1.5	0.6	0.2	1.4	0.4
Prior Years Non-catastrophe Losses and LAE Ratio	2.7	3.3	1.0	(0.7)	(1.4)	(0.4)	3.0	(0.9)
Prior Years Catastrophe Losses and LAE Ratio	(0.1)	(0.1)	—	—	—	0.1	(0.1)	—
Total Incurred Loss and LAE Ratio	86.4	91.6	88.6	87.7	88.3	89.1	89.0	88.7
Insurance Expense Ratio	20.1	20.5	20.2	19.9	19.7	19.5	20.3	19.6
Combined Ratio	106.5%	112.1%	108.8%	107.6%	108.0%	108.6%	109.3%	108.3%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	81.9%	87.5%	87.6%	86.9%	89.1%	89.2%	84.7%	89.2%
Insurance Expense Ratio	20.1	20.5	20.2	19.9	19.7	19.5	20.3	19.6
Underlying Combined Ratio	102.0%	108.0%	107.8%	106.8%	108.8%	108.7%	105.0%	108.8%
Non-GAAP Measure Reconciliation
Combined Ratio as Reported	106.5%	112.1%	108.8%	107.6%	108.0%	108.6%	109.3%	108.3%
Less:
Current Year Catastrophe Losses and LAE Ratio	1.9	0.9	—	1.5	0.6	0.2	1.4	0.4
Prior Years Non-catastrophe Losses and LAE Ratio	2.7	3.3	1.0	(0.7)	(1.4)	(0.4)	3.0	(0.9)
Prior Years Catastrophe Losses and LAE Ratio	(0.1)	(0.1)	—	—	—	0.1	(0.1)	—
Underlying Combined Ratio	102.0%	108.0%	107.8%	106.8%	108.8%	108.7%	105.0%	108.8%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Specialty Property & Casualty Insurance Segment
Results of Operations and Selected Financial Information (continued)
(Dollars in Millions)
(Unaudited)

	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022
Insurance Reserves:
Non-Standard Automobile	$1,741.4	$1,805.6	$1,875.8	$1,857.0	$1,915.2	$1,952.3
Commercial Automobile	530.8	491.4	445.3	417.8	385.9	356.5
Insurance Reserves	$2,272.2	$2,297.0	$2,321.1	$2,274.8	$2,301.1	$2,308.8
Insurance Reserves:
Loss and Allocated LAE Reserves:
Case and Allocated LAE	$1,061.7	$1,094.8	$1,099.9	$1,110.7	$1,151.0	$1,166.0
Incurred but Not Reported	1,036.7	1,027.0	1,041.2	968.2	940.4	934.0
Total Loss Reserves	2,098.4	2,121.8	2,141.1	2,078.9	2,091.4	2,100.0
Unallocated LAE Reserves	173.8	175.2	180.0	195.9	209.7	208.8
Insurance Reserves	$2,272.2	$2,297.0	$2,321.1	$2,274.8	$2,301.1	$2,308.8

Kemper Corporation
Specialty Property & Casualty Insurance Segment
Personal Automobile Insurance - Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Jun 30, 2023	Jun 30, 2022
Results of Operations
Net Premiums Written	$687.4	$842.4	$762.8	$805.2	$852.3	$884.8	$1,529.8	$1,737.1

Earned Premiums	$766.6	$787.9	$830.4	$858.8	$905.8	$901.7	$1,554.5	$1,807.5
Net Investment Income	33.8	29.9	29.7	26.5	26.6	27.2	63.7	53.8
Change in Value of Alternative Energy Partnership Investments	0.3	0.3	0.5	0.3	(1.8)	(6.0)	0.6	(7.8)
Other Income	0.7	0.9	1.0	2.3	1.0	1.7	1.6	2.7
Total Revenues	801.4	819.0	861.6	887.9	931.6	924.6	1,620.4	1,856.2
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	638.7	697.6	739.8	757.8	828.6	827.7	1,336.3	1,656.3
Catastrophe Losses and LAE	15.0	7.7	(0.2)	13.1	5.8	2.0	22.7	7.8
Prior Years:
Non-catastrophe Losses and LAE	18.0	23.4	14.1	(6.7)	(16.5)	(9.0)	41.4	(25.5)
Catastrophe Losses and LAE	(0.9)	(0.5)	(0.1)	0.1	(0.2)	0.7	(1.4)	0.5
Total Incurred Losses and LAE	670.8	728.2	753.6	764.3	817.7	821.4	1,399.0	1,639.1
Insurance Expenses	157.1	162.0	172.2	172.9	179.7	177.3	319.1	357.0
Operating Loss	(26.5)	(71.2)	(64.2)	(49.3)	(65.8)	(74.1)	(97.7)	(139.9)
Income Tax Benefit	6.3	15.5	14.7	12.3	14.9	17.7	21.8	32.6
Total Product Line Net Operating Loss	$(20.2)	$(55.7)	$(49.5)	$(37.0)	$(50.9)	$(56.4)	$(75.9)	$(107.3)
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	83.3%	88.5%	89.1%	88.3%	91.5%	91.8%	85.9%	91.7%
Current Year Catastrophe Losses and LAE Ratio	2.0	1.0	—	1.5	0.6	0.2	1.5	0.4
Prior Years Non-catastrophe Losses and LAE Ratio	2.3	3.0	1.7	(0.8)	(1.8)	(1.0)	2.7	(1.4)
Prior Years Catastrophe Losses and LAE Ratio	(0.1)	(0.1)	—	—	—	0.1	(0.1)	—
Total Incurred Loss and LAE Ratio	87.5	92.4	90.8	89.0	90.3	91.1	90.0	90.7
Insurance Expense Ratio	20.5	20.6	20.7	20.1	19.8	19.7	20.5	19.8
Combined Ratio	108.0%	113.0%	111.5%	109.1%	110.1%	110.8%	110.5%	110.5%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	83.3%	88.5%	89.1%	88.3%	91.5%	91.8%	85.9%	91.7%
Insurance Expense Ratio	20.5	20.6	20.7	20.1	19.8	19.7	20.5	19.8
Underlying Combined Ratio	103.8%	109.1%	109.8%	108.4%	111.3%	111.5%	106.4%	111.5%
Non-GAAP Measure Reconciliation
Combined Ratio	108.0%	113.0%	111.5%	109.1%	110.1%	110.8%	110.5%	110.5%
Less:
Current Year Catastrophe Losses and LAE Ratio	2.0	1.0	—	1.5	0.6	0.2	1.5	0.4
Prior Years Non-catastrophe Losses and LAE Ratio	2.3	3.0	1.7	(0.8)	(1.8)	(1.0)	2.7	(1.4)
Prior Years Catastrophe Losses and LAE Ratio	(0.1)	(0.1)	—	—	—	0.1	(0.1)	—
Underlying Combined Ratio	103.8%	109.1%	109.8%	108.4%	111.3%	111.5%	106.4%	111.5%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Specialty Property & Casualty Insurance Segment
Commercial Automobile Insurance - Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Jun 30, 2023	Jun 30, 2022
Results of Operations
Net Premiums Written	$143.2	$179.7	$159.5	$163.3	$167.6	$138.9	$322.9	$306.5

Earned Premiums	$165.7	$156.3	$151.2	$140.7	$137.9	$119.9	$322.0	$257.8
Net Investment Income	10.7	8.6	8.2	7.4	7.4	7.7	19.3	15.1
Change in Value of Alternative Energy Partnership Investments	0.1	0.1	0.2	—	(0.7)	(2.4)	0.2	(3.1)
Total Revenues	176.5	165.0	159.6	148.1	144.6	125.2	341.5	269.8
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	125.2	127.8	119.5	110.2	101.6	84.0	253.0	185.6
Catastrophe Losses and LAE	2.4	0.7	0.1	1.7	0.4	0.1	3.1	0.5
Prior Years:
Non-catastrophe Losses and LAE	7.0	8.2	(3.9)	0.1	2.1	5.2	15.2	7.3
Catastrophe Losses and LAE	—	—	—	0.1	—	—	—	—
Total Incurred Losses and LAE	134.6	136.7	115.7	112.1	104.1	89.3	271.3	193.4
Insurance Expenses	30.4	31.8	26.2	25.9	25.7	22.0	62.2	47.7
Operating Income (Loss)	11.5	(3.5)	17.7	10.1	14.8	13.9	8.0	28.7
Income Tax (Expense) Benefit	(2.1)	0.8	(3.3)	(1.8)	(2.8)	(2.2)	(1.3)	(5.0)
Total Product Line Net Operating Income (Loss)	$9.4	$(2.7)	$14.4	$8.3	$12.0	$11.7	$6.7	$23.7
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	75.6%	81.9%	79.0%	78.3%	73.7%	70.1%	78.6%	72.0%
Current Year Catastrophe Losses and LAE Ratio	1.4	0.4	0.1	1.2	0.3	0.1	1.0	0.2
Prior Years Non-catastrophe Losses and LAE Ratio	4.2	5.2	(2.6)	0.1	1.5	4.3	4.7	2.8
Prior Years Catastrophe Losses and LAE Ratio	—	—	—	0.1	—	—	—	—
Total Incurred Loss and LAE Ratio	81.2	87.5	76.5	79.7	75.5	74.5	84.3	75.0
Insurance Expense Ratio	18.3	20.3	17.3	18.4	18.6	18.3	19.3	18.5
Combined Ratio	99.5%	107.8%	93.8%	98.1%	94.1%	92.8%	103.6%	93.5%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	75.6%	81.9%	79.0%	78.3%	73.7%	70.1%	78.6%	72.0%
Insurance Expense Ratio	18.3	20.3	17.3	18.4	18.6	18.3	19.3	18.5
Underlying Combined Ratio	93.9%	102.2%	96.3%	96.7%	92.3%	88.4%	97.9%	90.5%
Non-GAAP Measure Reconciliation
Combined Ratio	99.5%	107.8%	93.8%	98.1%	94.1%	92.8%	103.6%	93.5%
Less:
Current Year Catastrophe Losses and LAE Ratio	1.4	0.4	0.1	1.2	0.3	0.1	1.0	0.2
Prior Years Non-catastrophe Losses and LAE Ratio	4.2	5.2	(2.6)	0.1	1.5	4.3	4.7	2.8
Prior Years Catastrophe Losses and LAE Ratio	—	—	—	0.1	—	—	—	—
Underlying Combined Ratio	93.9%	102.2%	96.3%	96.7%	92.3%	88.4%	97.9%	90.5%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Preferred Property & Casualty Insurance Segment
Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Jun 30, 2023	Jun 30, 2022
Results of Operations
Net Premiums Written	$130.2	$124.0	$115.1	$133.3	$141.3	$137.4	$254.2	$278.7

Earned Premiums	$132.4	$137.4	$140.7	$149.3	$149.9	$155.6	$269.8	$305.5
Net Investment Income	13.1	10.5	13.5	11.8	11.9	12.5	23.6	24.4
Change in Value of Alternative Energy Partnership Investments	0.2	0.1	0.3	—	(1.1)	(3.9)	0.3	(5.0)
Total Revenues	145.7	148.0	154.5	161.1	160.7	164.2	293.7	324.9
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	87.9	90.4	108.9	110.7	110.5	112.2	178.3	222.7
Catastrophe Losses and LAE	21.2	17.0	8.8	10.8	23.5	11.4	38.2	34.9
Prior Years:
Non-catastrophe Losses and LAE	7.3	6.9	(0.8)	(0.3)	1.8	2.1	14.2	3.9
Catastrophe Losses and LAE	(5.6)	2.9	(1.5)	(0.7)	(0.8)	(3.2)	(2.7)	(4.0)
Total Incurred Losses and LAE	110.8	117.2	115.4	120.5	135.0	122.5	228.0	257.5
Insurance Expenses	38.6	43.0	41.1	43.9	47.3	51.2	81.6	98.5
Operating Loss	(3.7)	(12.2)	(2.0)	(3.3)	(21.6)	(9.5)	(15.9)	(31.1)
Income Tax Benefit	1.0	2.7	1.1	1.2	4.8	3.4	3.7	8.2
Segment Net Operating Loss	$(2.7)	$(9.5)	$(0.9)	$(2.1)	$(16.8)	$(6.1)	$(12.2)	$(22.9)
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	66.4%	65.8%	77.4%	74.2%	73.7%	72.2%	66.0%	72.9%
Current Year Catastrophe Losses and LAE Ratio	16.0	12.4	6.3	7.2	15.7	7.3	14.2	11.4
Prior Years Non-catastrophe Losses and LAE Ratio	5.5	5.0	(0.6)	(0.2)	1.2	1.3	5.3	1.3
Prior Years Catastrophe Losses and LAE Ratio	(4.2)	2.1	(1.1)	(0.5)	(0.5)	(2.1)	(1.0)	(1.3)
Total Incurred Loss and LAE Ratio	83.7	85.3	82.0	80.7	90.1	78.7	84.5	84.3
Insurance Expense Ratio	29.2	31.3	29.2	29.4	31.6	32.9	30.2	32.2
Combined Ratio	112.9%	116.6%	111.2%	110.1%	121.7%	111.6%	114.7%	116.5%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	66.4%	65.8%	77.4%	74.2%	73.7%	72.2%	66.0%	72.9%
Insurance Expense Ratio	29.2	31.3	29.2	29.4	31.6	32.9	30.2	32.2
Underlying Combined Ratio	95.6%	97.1%	106.6%	103.6%	105.3%	105.1%	96.2%	105.1%
Non-GAAP Measure Reconciliation
Combined Ratio as Reported	112.9%	116.6%	111.2%	110.1%	121.7%	111.6%	114.7%	116.5%
Less:
Current Year Catastrophe Losses and LAE Ratio	16.0	12.4	6.3	7.2	15.7	7.3	14.2	11.4
Prior Years Non-catastrophe Losses and LAE Ratio	5.5	5.0	(0.6)	(0.2)	1.2	1.3	5.3	1.3
Prior Years Catastrophe Losses and LAE Ratio	(4.2)	2.1	(1.1)	(0.5)	(0.5)	(2.1)	(1.0)	(1.3)
Underlying Combined Ratio	95.6%	97.1%	106.6%	103.6%	105.3%	105.1%	96.2%	105.1%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Preferred Property & Casualty Insurance Segment
Results of Operations and Selected Financial Information (continued)
(Dollars in Millions)
(Unaudited)

	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022
Insurance Reserves:
Personal Automobile	$276.8	$284.1	$298.4	$303.6	$306.8	$307.9
Homeowners	87.8	94.7	91.8	93.7	100.6	93.1
Other Personal	27.2	29.1	28.9	29.7	31.6	30.6
Insurance Reserves	$391.8	$407.9	$419.1	$427.0	$439.0	$431.6
Insurance Reserves:
Loss and Allocated LAE Reserves:
Case and Allocated LAE	$248.9	$250.3	$251.6	$259.6	$270.0	$271.1
Incurred but Not Reported	115.4	129.0	139.0	138.1	139.9	131.8
Total Loss Reserves	364.3	379.3	390.6	397.7	409.9	402.9
Unallocated LAE Reserves	27.5	28.6	28.5	29.3	29.1	28.7
Insurance Reserves	$391.8	$407.9	$419.1	$427.0	$439.0	$431.6

Kemper Corporation
Preferred Property & Casualty Insurance Segment
Personal Automobile Insurance - Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Jun 30, 2023	Jun 30, 2022
Results of Operations
Net Premiums Written	$73.3	$71.8	$66.1	$73.3	$84.6	$84.2	$145.1	$168.8

Earned Premiums	$75.7	$78.2	$84.2	$89.5	$94.0	$96.0	$153.9	$190.0
Net Investment Income	6.7	5.4	6.5	5.7	5.8	6.0	12.1	11.8
Change in Value of Alternative Energy Partnership Investments	—	0.1	0.1	—	(0.5)	(1.9)	0.1	(2.4)
Total Revenues	82.4	83.7	90.8	95.2	99.3	100.1	166.1	199.4
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	61.6	62.7	75.7	76.7	77.8	80.5	124.3	158.3
Catastrophe Losses and LAE	1.6	1.2	0.6	1.1	1.6	0.5	2.8	2.1
Prior Years:
Non-catastrophe Losses and LAE	5.5	2.9	0.1	0.2	—	1.5	8.4	1.5
Catastrophe Losses and LAE	(1.1)	0.5	(0.2)	0.1	—	0.1	(0.6)	0.1
Total Incurred Losses and LAE	67.6	67.3	76.2	78.1	79.4	82.6	134.9	162.0
Insurance Expenses	22.4	24.6	23.9	26.5	28.4	31.2	47.0	59.6
Operating Loss	(7.6)	(8.2)	(9.3)	(9.4)	(8.5)	(13.7)	(15.8)	(22.2)
Income Tax Benefit	1.7	1.8	2.3	2.2	1.9	3.6	3.5	5.5
Total Product Line Net Operating Loss	$(5.9)	$(6.4)	$(7.0)	$(7.2)	$(6.6)	$(10.1)	$(12.3)	$(16.7)
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	81.4%	80.3%	89.9%	85.8%	82.8%	83.8%	80.8%	83.3%
Current Year Catastrophe Losses and LAE Ratio	2.1	1.5	0.7	1.2	1.7	0.5	1.8	1.1
Prior Years Non-catastrophe Losses and LAE Ratio	7.3	3.7	0.1	0.2	—	1.6	5.5	0.8
Prior Years Catastrophe Losses and LAE Ratio	(1.5)	0.6	(0.2)	0.1	—	0.1	(0.4)	0.1
Total Incurred Loss and LAE Ratio	89.3	86.1	90.5	87.3	84.5	86.0	87.7	85.3
Insurance Expense Ratio	29.6	31.5	28.4	29.6	30.2	32.5	30.5	31.4
Combined Ratio	118.9%	117.6%	118.9%	116.9%	114.7%	118.5%	118.2%	116.7%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	81.4%	80.3%	89.9%	85.8%	82.8%	83.8%	80.8%	83.3%
Insurance Expense Ratio	29.6	31.5	28.4	29.6	30.2	32.5	30.5	31.4
Underlying Combined Ratio	111.0%	111.8%	118.3%	115.4%	113.0%	116.3%	111.3%	114.7%
Non-GAAP Measure Reconciliation
Combined Ratio	118.9%	117.6%	118.9%	116.9%	114.7%	118.5%	118.2%	116.7%
Less:
Current Year Catastrophe Losses and LAE Ratio	2.1	1.5	0.7	1.2	1.7	0.5	1.8	1.1
Prior Years Non-catastrophe Losses and LAE Ratio	7.3	3.7	0.1	0.2	—	1.6	5.5	0.8
Prior Years Catastrophe Losses and LAE Ratio	(1.5)	0.6	(0.2)	0.1	—	0.1	(0.4)	0.1
Underlying Combined Ratio	111.0%	111.8%	118.3%	115.4%	113.0%	116.3%	111.3%	114.7%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Preferred Property & Casualty Insurance Segment
Homeowners and Other Personal Insurance - Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Jun 30, 2023	Jun 30, 2022
Results of Operations
Net Premiums Written	$56.9	$52.2	$49.0	$60.0	$56.7	$53.2	$109.1	$109.9

Earned Premiums	$56.7	$59.2	$56.5	$59.8	$55.9	$59.6	$115.9	$115.5
Net Investment Income	6.4	5.1	7.0	6.1	6.1	6.5	11.5	12.6
Change in Value of Alternative Energy Partnership Investments	0.1	—	0.2	—	(0.6)	(2.0)	0.1	(2.6)
Total Revenues	63.2	64.3	63.7	65.9	61.4	64.1	127.5	125.5
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	26.3	27.7	33.2	34.0	32.7	31.7	54.0	64.4
Catastrophe Losses and LAE	19.6	15.8	8.2	9.7	21.9	10.9	35.4	32.8
Prior Years:
Non-catastrophe Losses and LAE	1.8	4.0	(0.9)	(0.5)	1.8	0.6	5.8	2.4
Catastrophe Losses and LAE	(4.5)	2.4	(1.3)	(0.8)	(0.8)	(3.3)	(2.1)	(4.1)
Total Incurred Losses and LAE	43.2	49.9	39.2	42.4	55.6	39.9	93.1	95.5
Insurance Expenses	16.2	18.4	17.2	17.4	18.9	20.0	34.6	38.9
Operating Income (Loss)	3.8	(4.0)	7.3	6.1	(13.1)	4.2	(0.2)	(8.9)
Income Tax (Expense) Benefit	(0.7)	0.9	(1.2)	(1.0)	2.9	(0.2)	0.2	2.7
Total Product Line Net Operating Income (Loss)	$3.1	$(3.1)	$6.1	$5.1	$(10.2)	$4.0	$—	$(6.2)
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	46.3%	46.7%	58.8%	56.8%	58.5%	53.1%	46.6%	55.7%
Current Year Catastrophe Losses and LAE Ratio	34.6	26.7	14.5	16.2	39.2	18.3	30.5	28.4
Prior Years Non-catastrophe Losses and LAE Ratio	3.2	6.8	(1.6)	(0.8)	3.2	1.0	5.0	2.1
Prior Years Catastrophe Losses and LAE Ratio	(7.9)	4.1	(2.3)	(1.3)	(1.4)	(5.5)	(1.8)	(3.5)
Total Incurred Loss and LAE Ratio	76.2	84.3	69.4	70.9	99.5	66.9	80.3	82.7
Insurance Expense Ratio	28.6	31.1	30.4	29.1	33.8	33.6	29.9	33.7
Combined Ratio	104.8%	115.4%	99.8%	100.0%	133.3%	100.5%	110.2%	116.4%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	46.3%	46.7%	58.8%	56.8%	58.5%	53.1%	46.6%	55.7%
Insurance Expense Ratio	28.6	31.1	30.4	29.1	33.8	33.6	29.9	33.7
Underlying Combined Ratio	74.9%	77.8%	89.2%	85.9%	92.3%	86.7%	76.5%	89.4%
Non-GAAP Measure Reconciliation
Combined Ratio	104.8%	115.4%	99.8%	100.0%	133.3%	100.5%	110.2%	116.4%
Less:
Current Year Catastrophe Losses and LAE Ratio	34.6	26.7	14.5	16.2	39.2	18.3	30.5	28.4
Prior Years Non-catastrophe Losses and LAE Ratio	3.2	6.8	(1.6)	(0.8)	3.2	1.0	5.0	2.1
Prior Years Catastrophe Losses and LAE Ratio	(7.9)	4.1	(2.3)	(1.3)	(1.4)	(5.5)	(1.8)	(3.5)
Underlying Combined Ratio	74.9%	77.8%	89.2%	85.9%	92.3%	86.7%	76.5%	89.4%
[1]Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Preferred Property & Casualty Insurance Segment
Homeowners Insurance - Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Jun 30, 2023	Jun 30, 2022
Results of Operations
Net Premiums Written	$50.8	$46.2	$42.4	$52.8	$49.2	$45.5	$97.0	$94.7

Earned Premiums	$50.0	$52.2	$49.1	$51.9	$47.7	$51.3	$102.2	$99.0
Net Investment Income	5.3	4.2	5.8	5.1	5.1	5.4	9.5	10.5
Change in Value of Alternative Energy Partnership Investments	0.1	—	0.1	0.1	(0.5)	(1.7)	0.1	(2.2)
Total Revenues	55.4	56.4	55.0	57.1	52.3	55.0	111.8	107.3
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	23.0	23.9	30.1	28.8	28.6	27.5	46.9	56.1
Catastrophe Losses and LAE	19.4	14.9	8.3	9.4	21.3	10.8	34.3	32.1
Prior Years:
Non-catastrophe Losses and LAE	1.8	3.1	(0.3)	—	(0.1)	(1.6)	4.9	(1.7)
Catastrophe Losses and LAE	(3.3)	2.4	(1.2)	(0.8)	(0.8)	(2.8)	(0.9)	(3.6)
Total Incurred Losses and LAE	40.9	44.3	36.9	37.4	49.0	33.9	85.2	82.9
Insurance Expenses	14.6	16.6	14.9	15.2	16.3	17.5	31.2	33.8
Operating (Loss) Income	(0.1)	(4.5)	3.2	4.5	(13.0)	3.6	(4.6)	(9.4)
Income Tax Benefit (Expense)	0.1	1.0	(0.4)	(0.7)	2.9	(0.2)	1.1	2.7
Total Product Line Net Operating Income (Loss)	$—	$(3.5)	$2.8	$3.8	$(10.1)	$3.4	$(3.5)	$(6.7)
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	46.0%	45.9%	61.3%	55.5%	59.9%	53.6%	45.9%	56.6%
Current Year Catastrophe Losses and LAE Ratio	38.8	28.5	16.9	18.1	44.7	21.1	33.6	32.4
Prior Years Non-catastrophe Losses and LAE Ratio	3.6	5.9	(0.6)	—	(0.2)	(3.1)	4.8	(1.7)
Prior Years Catastrophe Losses and LAE Ratio	(6.6)	4.6	(2.4)	(1.5)	(1.7)	(5.5)	(0.9)	(3.6)
Total Incurred Loss and LAE Ratio	81.8	84.9	75.2	72.1	102.7	66.1	83.4	83.7
Insurance Expense Ratio	29.2	31.8	30.3	29.3	34.2	34.1	30.5	34.1
Combined Ratio	111.0%	116.7%	105.5%	101.4%	136.9%	100.2%	113.9%	117.8%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	46.0%	45.9%	61.3%	55.5%	59.9%	53.6%	45.9%	56.6%
Insurance Expense Ratio	29.2	31.8	30.3	29.3	34.2	34.1	30.5	34.1
Underlying Combined Ratio	75.2%	77.7%	91.6%	84.8%	94.1%	87.7%	76.4%	90.7%
Non-GAAP Measure Reconciliation
Combined Ratio	111.0%	116.7%	105.5%	101.4%	136.9%	100.2%	113.9%	117.8%
Less:
Current Year Catastrophe Losses and LAE Ratio	38.8	28.5	16.9	18.1	44.7	21.1	33.6	32.4
Prior Years Non-catastrophe Losses and LAE Ratio	3.6	5.9	(0.6)	—	(0.2)	(3.1)	4.8	(1.7)
Prior Years Catastrophe Losses and LAE Ratio	(6.6)	4.6	(2.4)	(1.5)	(1.7)	(5.5)	(0.9)	(3.6)
Underlying Combined Ratio	75.2%	77.7%	91.6%	84.8%	94.1%	87.7%	76.4%	90.7%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Preferred Property & Casualty Insurance Segment
Other Personal Insurance - Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Jun 30, 2023	Jun 30, 2022
Results of Operations
Net Premiums Written	$6.1	$6.0	$6.6	$7.2	$7.5	$7.7	$12.1	$15.2

Earned Premiums	$6.7	$7.0	$7.4	$7.9	$8.2	$8.3	$13.7	$16.5
Net Investment Income	1.1	0.9	1.2	1.0	1.0	1.1	2.0	2.1
Change in Value of Alternative Energy Partnership Investments	—	—	0.1	(0.1)	(0.1)	(0.3)	—	(0.4)
Total Revenues	7.8	7.9	8.7	8.8	9.1	9.1	15.7	18.2
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	3.3	3.8	3.1	5.2	4.1	4.2	7.1	8.3
Catastrophe Losses and LAE	0.2	0.9	(0.1)	0.3	0.6	0.1	1.1	0.7
Prior Years:
Non-catastrophe Losses and LAE	—	0.9	(0.6)	(0.5)	1.9	2.2	0.9	4.1
Catastrophe Losses and LAE	(1.2)	—	(0.1)	—	—	(0.5)	(1.2)	(0.5)
Total Incurred Losses and LAE	2.3	5.6	2.3	5.0	6.6	6.0	7.9	12.6
Insurance Expenses	1.6	1.8	2.3	2.2	2.6	2.5	3.4	5.1
Operating Income (Loss)	3.9	0.5	4.1	1.6	(0.1)	0.6	4.4	0.5
Income Tax (Expense) Benefit	(0.8)	(0.1)	(0.8)	(0.3)	—	—	(0.9)	—
Total Product Line Net Operating Income (Loss)	$3.1	$0.4	$3.3	$1.3	$(0.1)	$0.6	$3.5	$0.5
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	49.2%	54.2%	42.0%	65.8%	50.0%	50.6%	51.9%	50.4%
Current Year Catastrophe Losses and LAE Ratio	3.0	12.9	(1.4)	3.8	7.3	1.2	8.0	4.2
Prior Years Non-catastrophe Losses and LAE Ratio	—	12.9	(8.1)	(6.3)	23.2	26.5	6.6	24.8
Prior Years Catastrophe Losses and LAE Ratio	(17.9)	—	(1.4)	—	—	(6.0)	(8.8)	(3.0)
Total Incurred Loss and LAE Ratio	34.3	80.0	31.1	63.3	80.5	72.3	57.7	76.4
Insurance Expense Ratio	23.9	25.7	31.1	27.8	31.7	30.1	24.8	30.9
Combined Ratio	58.2%	105.7%	62.2%	91.1%	112.2%	102.4%	82.5%	107.3%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	49.2%	54.2%	42.0%	65.8%	50.0%	50.6%	51.9%	50.4%
Insurance Expense Ratio	23.9	25.7	31.1	27.8	31.7	30.1	24.8	30.9
Underlying Combined Ratio	73.1%	79.9%	73.1%	93.6%	81.7%	80.7%	76.7%	81.3%
Non-GAAP Measure Reconciliation
Combined Ratio	58.2%	105.7%	62.2%	91.1%	112.2%	102.4%	82.5%	107.3%
Less:
Current Year Catastrophe Losses and LAE Ratio	3.0	12.9	(1.4)	3.8	7.3	1.2	8.0	4.2
Prior Years Non-catastrophe Losses and LAE Ratio	—	12.9	(8.1)	(6.3)	23.2	26.5	6.6	24.8
Prior Years Catastrophe Losses and LAE Ratio	(17.9)	—	(1.4)	—	—	(6.0)	(8.8)	(3.0)
Underlying Combined Ratio	73.1%	79.9%	73.1%	93.6%	81.7%	80.7%	76.7%	81.3%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Life & Health Insurance Segment
Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Jun 30, 2023	Jun 30, 2022
Results of Operations
Earned Premiums	$102.2	$99.3	$142.6	$142.1	$144.0	$142.8	$201.5	$286.8
Net Investment Income	47.1	49.8	52.6	52.6	61.9	49.4	96.9	111.3
Change in Value of Alternative Energy Partnership Investments	0.2	0.2	0.3	0.1	(1.3)	(4.4)	0.4	(5.7)
Other Income (Loss)	0.1	(0.4)	0.2	—	(0.8)	—	(0.3)	(0.8)
Total Revenues	149.6	148.9	195.7	194.8	203.8	187.8	298.5	391.6
Policyholders’ Benefits and Incurred Losses and LAE	68.3	69.9	88.1	88.5	94.3	89.9	138.2	184.2
Insurance Expenses	71.2	64.2	81.1	90.7	85.6	85.9	135.4	171.5
Operating Income	10.1	14.8	26.5	15.6	23.9	12.0	24.9	35.9
Income Tax Expense	(1.2)	(1.6)	(3.5)	(1.6)	(3.7)	(0.4)	(2.8)	(4.1)
Segment Net Operating Income	$8.9	$13.2	$23.0	$14.0	$20.2	$11.6	$22.1	$31.8

Kemper Corporation
Life & Health Insurance Segment
Results of Operations and Selected Financial Information (continued)
(Dollars in Millions)
(Unaudited)

	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022 [1]	Jun 30, 2022	Mar 31, 2022
Insurance Reserves:
Future Policyholder Benefits	$3,315.2	$3,346.9	$3,218.5	$3,190.2	$3,503.4	$4,015.4
Incurred Losses and LAE Reserves:
Life	44.2	48.3	53.3	55.7	56.7	63.6
Accident and Health	4.4	4.4	4.3	23.4	25.0	25.2
Property	2.6	2.7	2.3	3.6	3.1	3.1
Total Incurred Losses and LAE Reserves	51.2	55.4	59.9	82.7	84.8	91.9
Insurance Reserves	$3,366.4	$3,402.3	$3,278.4	$3,272.9	$3,588.2	$4,107.3
[1] Includes reserves classified as Held-for-Sale Liabilities on the Condensed Consolidated Balance Sheets.

Kemper Corporation
Life & Health Insurance Segment
Life Insurance - Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Jun 30, 2023	Jun 30, 2022
Results of Operations
Earned Premiums	$84.8	$82.2	$99.0	$84.3	$86.8	$82.7	$167.0	$169.5
Net Investment Income	46.6	49.5	51.0	51.0	60.1	47.9	96.1	108.0
Change in Value of Alternative Energy Partnership Investments	0.2	0.2	0.3	0.1	(1.3)	(4.0)	0.4	(5.3)
Other Income (Loss)	—	(0.5)	0.1	(0.1)	(1.1)	—	(0.5)	(1.1)
Total Revenues	131.6	131.4	150.4	135.3	144.5	126.6	263.0	271.1
Policyholders’ Benefits and Incurred Losses and LAE	60.0	64.1	70.4	61.5	64.9	60.4	124.1	125.3
Insurance Expenses	62.3	56.1	58.9	61.7	58.9	58.2	118.4	117.1
Operating Income	9.3	11.2	21.1	12.1	20.7	8.0	20.5	28.7
Income Tax (Expense) Benefit	(1.0)	(0.9)	(2.6)	(0.9)	(3.0)	0.3	(1.9)	(2.7)
Total Product Line Net Operating Income	$8.3	$10.3	$18.5	$11.2	$17.7	$8.3	$18.6	$26.0

Kemper Corporation
Life & Health Insurance Segment
Accident & Health Insurance - Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Jun 30, 2023	Jun 30, 2022
Results of Operations
Earned Premiums	$5.8	$5.9	$31.4	$45.9	$45.1	$45.8	$11.7	$90.9
Net Investment Income	—	—	0.8	0.8	1.0	0.7	—	1.7
Change in Value of Alternative Energy Partnership Investments	—	—	—	—	—	(0.1)	—	(0.1)
Other Income	0.1	0.1	0.1	0.1	0.3	—	0.2	0.3
Total Revenues	5.9	6.0	32.3	46.8	46.4	46.4	11.9	92.8
Policyholders’ Benefits and Incurred Losses and LAE	5.1	2.0	16.2	22.3	24.5	23.5	7.1	48.0
Insurance Expenses	3.1	2.0	15.8	22.4	20.1	20.8	5.1	40.9
Operating (Loss) Income	(2.3)	2.0	0.3	2.1	1.8	2.1	(0.3)	3.9
Income Tax Benefit (Expense)	0.5	(0.4)	0.1	(0.4)	(0.4)	(0.4)	0.1	(0.8)
Total Product Line Net Operating (Loss) Income	$(1.8)	$1.6	$0.4	$1.7	$1.4	$1.7	$(0.2)	$3.1

Kemper Corporation
Life & Health Insurance Segment
Property Insurance - Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Jun 30, 2023	Jun 30, 2022
Results of Operations
Earned Premiums	$11.6	$11.2	$12.2	$11.9	$12.1	$14.3	$22.8	$26.4
Net Investment Income	0.5	0.3	0.8	0.8	0.8	0.8	0.8	1.6
Change in Value of Alternative Energy Partnership Investments	—	—	—	—	—	(0.3)	—	(0.3)
Total Revenues	12.1	11.5	13.0	12.7	12.9	14.8	23.6	27.7
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	2.2	2.2	2.0	2.8	3.6	4.1	4.4	7.7
Catastrophe Losses and LAE	0.8	0.6	(0.6)	1.4	0.6	0.4	1.4	1.0
Prior Years:
Non-catastrophe Losses and LAE	0.2	0.8	0.1	0.1	0.5	0.6	1.0	1.1
Catastrophe Losses and LAE	—	0.2	—	0.4	0.2	0.9	0.2	1.1
Total Incurred Losses and LAE	3.2	3.8	1.5	4.7	4.9	6.0	7.0	10.9
Insurance Expenses	5.8	6.1	6.4	6.6	6.6	6.9	11.9	13.5
Operating Income	3.1	1.6	5.1	1.4	1.4	1.9	4.7	3.3
Income Tax Expense	(0.7)	(0.3)	(1.0)	(0.3)	(0.3)	(0.3)	(1.0)	(0.6)
Total Product Line Net Operating Income	$2.4	$1.3	$4.1	$1.1	$1.1	$1.6	$3.7	$2.7
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	19.0%	19.6%	16.4%	23.5%	29.7%	28.7%	19.3%	29.1%
Current Year Catastrophe Losses and LAE Ratio	6.9	5.4	(4.9)	11.8	5.0	2.8	6.1	3.8
Prior Years Non-catastrophe Losses and LAE Ratio	1.7	7.1	0.8	0.8	4.1	4.2	4.4	4.2
Prior Years Catastrophe Losses and LAE Ratio	—	1.8	—	3.4	1.7	6.3	0.9	4.2
Total Incurred Loss and LAE Ratio	27.6	33.9	12.3	39.5	40.5	42.0	30.7	41.3
Insurance Expense Ratio	50.0	54.5	52.5	55.5	54.5	48.3	52.2	51.1
Combined Ratio	77.6%	88.4%	64.8%	95.0%	95.0%	90.3%	82.9%	92.4%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	19.0%	19.6%	16.4%	23.5%	29.7%	28.7%	19.3%	29.1%
Insurance Expense Ratio	50.0	54.5	52.5	55.5	54.5	48.3	52.2	51.1
Underlying Combined Ratio	69.0%	74.1%	68.9%	79.0%	84.2%	77.0%	71.5%	80.2%
Non-GAAP Measure Reconciliation
Combined Ratio	77.6%	88.4%	64.8%	95.0%	95.0%	90.3%	82.9%	92.4%
Less:
Current Year Catastrophe Losses and LAE Ratio	6.9	5.4	(4.9)	11.8	5.0	2.8	6.1	3.8
Prior Years Non-catastrophe Losses and LAE Ratio	1.7	7.1	0.8	0.8	4.1	4.2	4.4	4.2
Prior Years Catastrophe Losses and LAE Ratio	—	1.8	—	3.4	1.7	6.3	0.9	4.2
Underlying Combined Ratio	69.0%	74.1%	68.9%	79.0%	84.2%	77.0%	71.5%	80.2%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Expenses
(Dollars in Millions)
(Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Jun 30, 2023	Jun 30, 2022
Insurance Expenses:
Commissions	$165.3	$166.9	$165.7	$176.3	$190.9	$191.9	$332.2	$382.8
General Expenses	74.5	94.2	86.4	93.5	91.4	87.1	168.7	178.5
Premium Taxes	20.5	23.6	25.3	23.6	25.2	25.4	44.1	50.6
Total Costs Incurred	260.3	284.7	277.4	293.4	307.5	304.4	545.0	611.9
Net Policy Acquisition Costs Amortized (Deferred)	5.3	(15.9)	9.9	6.5	(0.5)	(1.7)	(10.6)	(2.2)
Amortization of Valuation of Business Acquired ("VOBA")	0.5	0.5	0.7	0.6	0.7	2.1	1.0	2.8
Insurance Expenses	266.1	269.3	288.0	300.5	307.7	304.8	535.4	612.5
Loss from Early Extinguishment of Debt	—	—	—	—	—	3.7	—	3.7
Interest and Other Expenses:
Interest Expense	14.0	14.1	13.7	14.3	14.0	12.7	28.1	26.7
Other Expenses:
Acquisition and Disposition Related Transaction, Integration, Restructuring and Other Costs	29.5	29.1	35.6	12.7	9.9	4.7	58.6	14.6
Other	34.8	34.2	37.2	36.5	29.6	36.7	69.0	66.3
Other Expenses	64.3	63.3	72.8	49.2	39.5	41.4	127.6	80.9
Interest and Other Expenses	78.3	77.4	86.5	63.5	53.5	54.1	155.7	107.6
Goodwill Impairment	49.6	—	—	—	—	—	49.6	—
Total Expenses	$394.0	$346.7	$374.5	$364.0	$361.2	$362.6	$740.7	$723.8

Kemper Corporation
Details of Investment Performance
(Dollars in Millions)
(Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Jun 30, 2023	Jun 30, 2022
Net Investment Income
Interest on Fixed Income Securities	$87.1	$86.2	$81.7	$76.9	$72.8	$68.7	$173.3	$141.5
Dividends on Equity Securities Excluding Alternative Investments	1.2	1.0	2.0	1.1	1.7	1.5	2.2	3.2
Alternative Investments:
Equity Method Limited Liability Investments	2.8	1.1	3.3	(0.6)	15.3	13.3	3.9	28.6
Limited Liability Investments Included in Equity Securities	6.3	2.6	7.2	8.8	18.5	7.6	8.9	26.1
Total Alternative Investments	9.1	3.7	10.5	8.2	33.8	20.9	12.8	54.7
Short-term Investments	3.6	2.3	2.3	1.1	0.2	0.1	5.9	0.3
Loans to Policyholders	5.1	5.4	5.2	5.5	5.3	5.5	10.5	10.8
Real Estate	1.9	2.4	2.5	3.1	2.3	2.2	4.3	4.5
Company-Owned Life Insurance	7.4	8.8	9.9	9.9	9.8	8.3	16.2	18.1
Other	5.3	3.0	2.6	1.7	1.7	1.7	8.3	3.4
Total Investment Income	120.7	112.8	116.7	107.5	127.6	108.9	233.5	236.5
Investment Expenses:
Real Estate	2.2	2.1	2.1	2.3	1.0	2.5	4.3	3.5
Other Investment Expenses	12.2	8.9	8.3	7.4	8.1	6.4	21.1	14.5
Total Investment Expenses	14.4	11.0	10.4	9.7	9.1	8.9	25.4	18.0
Net Investment Income	$106.3	$101.8	$106.3	$97.8	$118.5	$100.0	$208.1	$218.5
Net Realized Investment Gains (Losses)
Fixed Maturities:
Gains on Sales	0.4	$1.1	$3.6	$14.2	13.4	$0.4	$1.5	$13.8
Losses on Sales	(6.0)	(3.3)	(4.4)	(23.9)	(2.8)	(0.8)	(9.3)	(3.6)
(Losses) Gains on Hedging Activity	(8.7)	8.4	1.7	(0.3)	0.3	—	(0.3)	0.3
Equity Securities:
Gains on Sales	0.1	—	3.1	4.5	0.1	2.0	0.1	2.1
Losses on Sales	(0.1)	—	(0.1)	(6.6)	—	(0.1)	(0.1)	(0.1)
Other Investments:
Gains on Sales	—	0.2	—	—	—	—	0.2	—
Losses on Sales	(0.1)	—	—	—	—	—	(0.1)	—
Net Realized Investment (Losses) Gains	$(14.4)	$6.4	$3.9	$(12.1)	$11.0	$1.5	$(8.0)	$12.5
Net Impairment Gains (Losses) Recognized in Earnings
Fixed Maturities	$—	$2.1	$(3.7)	$(8.3)	$(4.9)	$(8.9)	$2.1	$(13.8)
Net Impairment Gains (Losses) Recognized in Earnings	$—	$2.1	$(3.7)	$(8.3)	$(4.9)	$(8.9)	$2.1	$(13.8)

Kemper Corporation
Details of Invested Assets
(Dollars in Millions)
(Unaudited)

	Jun 30, 2023		Dec 31, 2022		Dec 31, 2021
	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]
Fixed Maturities Reported at Fair Value:
U.S. Government and Government Agencies and Authorities	$545.5	6.1%	$528.0	6.0%	$637.4	6.1%
States and Political Subdivisions	1,461.0	16.4	1,568.9	17.8	1,890.1	18.2
Foreign Governments	4.0	—	4.1	—	5.5	0.1
Corporate Securities:
Bonds and Notes	3,633.4	40.9	3,539.4	40.4	4,386.9	42.2
Redeemable Preferred Stocks	7.9	0.1	8.0	0.1	7.4	0.1
Collateralized Loan Obligations	987.2	11.1	953.9	10.9	752.1	7.2
Other Mortgage- and Asset-backed	304.8	3.4	292.5	3.3	307.5	3.0
Total Fixed Maturities Reported at Fair Value	6,943.8	78.0	6,894.8	78.5	7,986.9	76.9
Equity Securities Reported at Fair Value:
Preferred Stocks	41.3	0.5	39.8	0.5	51.8	0.5
Common Stocks	1.4	—	2.1	—	21.8	0.2
Other Equity Interests:
Exchange Traded Funds	7.3	0.1	12.2	0.1	432.0	4.2
Limited Liability Companies and Limited Partnerships	197.0	2.2	189.1	2.2	325.0	3.1
Total Equity Securities Reported at Fair Value	247.0	2.8	243.2	2.8	830.6	8.0
Equity Method Limited Liability Investments	225.1	2.5	217.0	2.5	241.9	2.3
Alternative Energy Partnership Investments	16.8	0.2	16.3	0.2	39.6	0.4
Short-term Investments at Cost which Approximates Fair Value	406.3	4.6	278.4	3.2	284.1	2.7
Company Owned Life Insurance	500.5	5.6	586.5	6.7	448.1	4.3
Loans to Policyholders	281.6	3.2	283.4	3.2	286.2	2.8
Other Investments:
Equity Securities Reported at Modified Cost	34.7	0.4	38.4	0.4	32.3	0.3
Convertible Securities at Fair Value	46.2	0.5	43.3	0.5	46.4	0.5
Real Estate at Depreciated Cost	96.0	1.1	93.6	1.1	94.0	0.9
Mortgage Loans	92.6	1.0	91.1	1.0	96.8	0.9
Other	6.1	0.1	3.5	—	0.5	—
Total Other Investments	275.6	3.1	269.9	3.0	270.0	2.6
Total Investments	$8,896.7	100.0%	$8,789.5	100.0%	$10,387.4	100.0%
[1] Sum of percentages for individual lines may not equal subtotals and grand total due to rounding.

Kemper Corporation
Details of Invested Assets (continued)
(Dollars in Millions)
(Unaudited)

	Jun 30, 2023		Dec 31, 2022		Dec 31, 2021
	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]
S&P Equivalent Rating for Fixed Maturities
AAA, AA, A	$5,008.0	72.1%	$4,896.4	71.0%	$5,351.6	67.0%
BBB	1,653.2	23.8	1,687.4	24.5	2,215.1	27.7
BB, B	214.7	3.1	239.7	3.5	331.0	4.2
CCC or Lower	67.9	1.0	71.3	1.0	89.2	1.1
Total Investments in Fixed Maturities	$6,943.8	100.0%	$6,894.8	100.0%	$7,986.9	100.0%
Duration (in Years)
Total Investments in Fixed Maturities	8.6		8.2		8.5

Kemper Corporation
Investment Concentration
(Dollars in Millions)
(Unaudited)

	Jun 30, 2023		Dec 31, 2022		Dec 31, 2021
Fair Value of Non-governmental Fixed Maturities by Industry	Amount	Percent of Total Investments	Amount	Percent of Total Investments	Amount	Percent of Total Investments
Finance, Insurance and Real Estate	$2,083.8	23.4%	$2,007.5	22.8%	$1,996.7	19.2%
Manufacturing	1,080.1	12.1	1,085.9	12.4	1,571.0	15.1
Transportation, Communication and Utilities	776.6	8.7	733.7	8.3	815.8	7.9
Services	637.9	7.2	602.4	6.9	617.5	5.9
Mining	171.8	1.9	173.3	2.0	254.3	2.4
Retail Trade	150.1	1.7	165.1	1.9	171.4	1.7
Construction	9.1	0.1	11.7	0.1	13.1	0.1
Other	23.9	0.3	14.2	0.2	14.1	0.1
Total Fair Value of Non-governmental Fixed Maturities	$4,933.3	55.4%	$4,793.8	54.6%	$5,453.9	52.4%

	Jun 30, 2023
Ten Largest Investment Exposures [1]	Fair Value	Percent of Total Investments
Fixed Maturities:
States including their Political Subdivisions:
California	$132.9	1.5%
Texas	130.8	1.5%
Michigan	85.4	1.0
New York	78.2	0.9
Georgia	73.1	0.8
Louisiana	64.6	0.7
Pennsylvania	59.2	0.7
Florida	56.2	0.6
Colorado	49.8	0.5
Missouri	43.8	0.5
Total	$774.0	8.7%
1Excluding Investments in U.S. Government and Government Agencies and Authorities at June 30, 2023.

Kemper Corporation
Municipal Bond Securities
(Dollars in Millions)
(Unaudited)

	Jun 30, 2023
	State General Obligation	Political Subdivision General Obligation	Revenue	Total Fair Value	Percent of Total Muni Bond[1]	Percent of Total Investments[1]
California	$11.0	$121.9	$—	$132.9	9.1%	1.5%
Texas	18.4	109.0	3.4	130.8	9.0	1.5
Michigan	—	74.2	11.2	85.4	5.8	1.0
New York	12.3	65.9	—	78.2	5.4	0.9
Georgia	4.0	64.8	4.3	73.1	5.0	0.8
Louisiana	5.1	27.8	31.7	64.6	4.4	0.7
Pennsylvania	3.0	56.2	—	59.2	4.1	0.7
Florida	—	56.2	—	56.2	3.8	0.6
Colorado	—	49.8	—	49.8	3.4	0.6
Missouri	1.1	42.7	—	43.8	3.0	0.5
Oregon	2.3	19.0	19.5	40.8	2.8	0.5
Washington	1.3	29.0	5.4	35.7	2.4	0.4
Massachusetts	—	28.8	5.3	34.1	2.3	0.4
New Mexico	—	33.9	—	33.9	2.3	0.4
Ohio	—	32.7	—	32.7	2.2	0.4
Virginia	—	26.1	6.2	32.3	2.2	0.4
Minnesota	1.1	31.0	—	32.1	2.2	0.4
Indiana	—	31.8	—	31.8	2.2	0.4
Illinois	0.6	30.4	—	31.0	2.1	0.3
Connecticut	—	16.6	13.4	30.0	2.1	0.3
Maryland	—	28.3	—	28.3	1.9	0.3
District of Columbia	—	20.6	2.8	23.4	1.6	0.3
Oklahoma	—	22.9	—	22.9	1.6	0.3
Tennessee	3.3	19.5	—	22.8	1.6	0.3
Mississippi	—	10.7	12.0	22.7	1.6	0.3
North Carolina	1.7	17.3	—	19.0	1.3	0.2
Rhode Island	1.6	17.3	—	18.9	1.3	0.2
New Hampshire	0.4	17.9	—	18.3	1.3	0.2
Nebraska	6.1	9.7	—	15.8	1.1	0.2
Arizona	—	14.2	—	14.2	1.0	0.2
Kentucky	—	14.0	—	14.0	1.0	0.2
South Carolina	—	13.9	—	13.9	1.0	0.2
Utah	—	13.3	—	13.3	0.9	0.1
North Dakota	—	13.0	—	13.0	0.9	0.1
Alabama	—	12.5	—	12.5	0.9	0.1
Iowa	—	11.3	—	11.3	0.8	0.1
Montana	—	10.9	—	10.9	0.7	0.1
Hawaii	3.4	3.3	2.9	9.6	0.7	0.1
South Dakota	—	8.3	—	8.3	0.6	0.1
All Other States	2.5	33.1	4.0	39.6	2.7	—
Total	$79.2	$1,259.8	$122.1	$1,461.1	100.0%	16.0%
[1] Sum of percentages for individual lines may not equal total due to rounding.

Kemper Corporation
Investments in Limited Liability
Companies and Limited Partnerships
(Dollars in Millions)
(Unaudited)

	Unfunded Commitment	Reported Value
Asset Class	Jun 30, 2023	Jun 30, 2023	Dec 31, 2022
Reported as Equity Method Limited Liability Investments:
Mezzanine Debt	$47.0	$125.6	$114.3
Senior Debt	41.1	21.8	21.6
Distressed Debt	—	8.1	9.4
Secondary Transactions	1.7	8.5	9.3
Leveraged Buyout	0.7	9.7	8.9
Growth Equity	—	1.2	1.2
Real Estate	—	41.5	43.3
Hedge Fund	—	0.1	0.5
Other	—	8.6	8.5
Total Equity Method Limited Liability Investments	90.5	225.1	217.0

Alternative Energy Partnership Investments	—	16.8	16.3

Reported as Other Equity Interests at Fair Value:
Mezzanine Debt	66.2	115.8	106.0
Senior Debt	13.4	22.4	21.9
Distressed Debt	13.3	12.5	12.5
Secondary Transactions	3.1	2.8	3.5
Hedge Funds	—	14.9	18.1
Leveraged Buyout	7.8	22.5	21.6
Growth Equity	6.7	6.0	5.4
Real Estate	0.2	0.2	—
Other	—	—	0.1
Total Reported as Other Equity Interests at Fair Value	110.7	197.1	189.1
Reported as Other Equity Interests at Modified Cost:
Other	—	6.0	8.3
Total Reported as Other Equity Interests at Modified Cost	—	6.0	8.3

Total Investments in Limited Liability Companies and Limited Partnerships	$201.2	$445.0	$430.7

Kemper Corporation
Definitions of Non-GAAP Financial Measures

The Company believes that investors’ understanding of Kemper’s performance is enhanced by the disclosure of the following non-GAAP financial measures. The methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited.

Book Value Per Share Excluding Goodwill is a calculation that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity excluding goodwill by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. Book Value Per Share Excluding Goodwill is a common measure used by analysts and investors to compare similar companies.

Book Value Per Share Excluding Net Unrealized Losses on Fixed Maturities and the Change in Discount Rate on Future Life Policyholder Benefits is a calculation that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity after excluding the after-tax impact of net unrealized losses on fixed income securities and the change in discount rate on future life policyholder benefits by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. The Company uses the trends in book value per share excluding the after-tax impact of net unrealized losses on fixed income securities and the change in discount rate on future life policyholder benefits in conjunction with book value per share to identify and analyze the change in net worth attributable to management efforts between periods. The Company believes the non-GAAP financial measure is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are not influenced by management. The Company believes it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers.

Book Value Per Share Excluding Net Unrealized Losses on Fixed Maturities, the Change in Discount Rate on Future Life Policyholder Benefits and Goodwill is a calculation that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity after excluding the after-tax impact of net unrealized losses on fixed income securities, the change in discount rate on future life policyholder benefits and goodwill by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. The Company uses the trends in book value per share excluding the after-tax impact of net unrealized losses on fixed income securities, the change in discount rate on future life policyholder benefits and goodwill in conjunction with book value per share to identify and analyze the change in net worth excluding goodwill attributable to management efforts between periods. The Company believes the non-GAAP financial measure is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are not influenced by management. The Company believes it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers.

Adjusted Consolidated Net Operating Loss is an after-tax, non-GAAP financial measure and is computed by excluding from Net Loss the after-tax impact of:

(i) Income (Loss) from Change in Fair Value of Equity and Convertible Securities;
(ii) Net Realized Investment (Losses) Gains;
(iii) Impairment (Losses) Gains;
(iv) Acquisition and Disposition Related Transaction, Integration, Restructuring and Other Costs;
(v) Debt Extinguishment, Pension and Other Charges;
(vi) Goodwill Impairment Charges; and
(vii) Significant non-recurring or infrequent items that may not be indicative of ongoing operations

Significant non-recurring items are excluded when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years, and (b) there has been no similar charge or gain within the prior two years. The most directly comparable GAAP financial measure is Net Loss. There were no applicable significant non-recurring items that the Company excluded from the calculation of Adjusted Consolidated Net Operating Loss for the three and six months ended June 30, 2023 or 2022.

The Company believes that Adjusted Consolidated Net Operating Loss provides investors with a valuable measure of its ongoing performance because it reveals underlying operational performance trends that otherwise might be less apparent if the items were not excluded. Income (Loss) from Change in Fair Value of Equity and Convertible Securities, Net Realized Investment (Losses) Gains and Impairment (Losses) Gains related to investments included in the Company’s results may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions that impact the values of the Company’s investments, the timing of which is unrelated to the insurance underwriting process. Acquisition and Disposition Related Transaction, Integration, Restructuring and Other Costs may vary significantly between periods and are generally driven by the timing of acquisitions and business decisions which are unrelated to the insurance underwriting process. Debt Extinguishment, Pension and Other Charges relate to (i) loss from early extinguishment of debt, which is driven by the Company’s financing and refinancing decisions and capital needs, as well as external economic developments such as debt market conditions, the timing of which is unrelated to the insurance underwriting process; (ii) settlement of pension plan obligations which are business decisions made by the Company, the timing of which is unrelated to the underwriting process; and (iii) other charges that are non-standard, not part of the ordinary course of business, and unrelated to the insurance underwriting process.

Kemper Corporation
Definitions of Non-GAAP Financial Measures (continued)

Goodwill impairment charges are excluded because they are infrequent and non-recurring charges. Significant non-recurring items are excluded because, by their nature, they are not indicative of the Company’s business or economic trends. The preceding non-GAAP financial measures should not be considered a substitute for the comparable GAAP financial measures, as they do not fully recognize the profitability of the Company’s businesses.

Kemper Corporation
Definitions of Non-GAAP Financial Measures (continued)

A reconciliation of Net Loss to Adjusted Consolidated Net Operating Loss is presented below:

	Three Months Ended						Six Months Ended
Dollars in Millions (Unaudited)	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Jun 30, 2023	Jun 30, 2022
Net Loss	$(97.1)	$(80.1)	$(53.3)	$(74.8)	$(72.2)	$(86.3)	$(177.2)	$(158.5)
Less Net Income (Loss) From:
Income (Loss) from Change in Fair Value of Equity and Convertible Securities	1.9	1.3	—	(8.8)	(32.0)	(22.3)	3.2	(54.3)
Net Realized Investment (Losses) Gains	(12.5)	5.1	3.1	(9.6)	8.7	1.2	(7.4)	9.9
Impairment (Losses) Gains	(0.8)	1.7	(2.9)	(6.6)	(3.9)	(7.0)	0.9	(10.9)
Acquisition and Disposition Related Transaction, Integration, Restructuring and Other Costs	(23.3)	(23.0)	(29.1)	(20.7)	(7.8)	(3.7)	(46.3)	(11.5)
Debt Extinguishment, Pension and Other Charges	—	—	—	—	—	(2.9)	—	(2.9)
Goodwill Impairment Charge	(45.5)	—	—	—	—	—	(45.5)	—
Adjusted Consolidated Net Operating Loss	$(16.9)	$(65.2)	$(24.4)	$(29.1)	$(37.2)	$(51.6)	$(82.1)	$(88.8)
Adjusted Consolidated Net Operating Loss Per Unrestricted Share is a non-GAAP financial measure. It is computed by dividing Adjusted Consolidated Net Operating Loss by the weighted average unrestricted shares outstanding. The most directly comparable GAAP financial measure is Net Loss Per Unrestricted Share ‐ basic. A reconciliation of Net Loss Per Unrestricted Share- basic to Adjusted Consolidated Net Operating Loss Per Unrestricted Share-basic is presented below:

	Three Months Ended						Six Months Ended
(Unaudited)	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Jun 30, 2023	Jun 30, 2022
Net Loss Per Unrestricted Share	$(1.52)	$(1.25)	$(0.84)	$(1.17)	$(1.13)	$(1.36)	$(2.77)	$(2.49)
Less Net Income (Loss) Per Unrestricted Share From:
Income (Loss) from Change in Fair Value of Equity and Convertible Securities	0.03	0.02	—	(0.14)	(0.50)	(0.35)	0.05	(0.85)
Net Realized Investment (Losses) Gains	(0.20)	0.08	0.05	(0.15)	0.13	0.02	(0.12)	0.15
Impairment (Losses) Gains	(0.02)	0.03	(0.05)	(0.10)	(0.06)	(0.11)	0.01	(0.17)
Acquisition and Disposition Related Transaction, Integration, Restructuring and Other Costs	(0.36)	(0.36)	(0.46)	(0.32)	(0.12)	(0.06)	(0.72)	(0.18)
Debt Extinguishment, Pension and Other Charges	—	—	—	—	—	(0.05)	—	(0.05)
Goodwill Impairment Charge	(0.71)	—	—	—	—	—	(0.71)	—
Adjusted Consolidated Net Operating Loss Per Unrestricted Share	$(0.26)	$(1.02)	$(0.38)	$(0.46)	$(0.58)	$(0.81)	$(1.28)	$(1.39)

Underlying Combined Ratio is a non-GAAP financial measure. It is computed by adding the Current Year Non-catastrophe Losses and LAE Ratio with the Insurance Expense Ratio. The most directly comparable GAAP financial measure is the Combined Ratio, which is computed by adding Total Incurred Losses and LAE Ratio, including the impact of catastrophe losses and loss and LAE reserve development from prior years, with the Insurance Expense Ratio.

The Company believes Underlying Losses and LAE and the Underlying Combined Ratio are useful to investors and uses these financial measures to reveal the trends in the Company’s Property & Casualty Insurance segment that may be obscured by catastrophe losses and prior-year reserve development. These catastrophe losses may cause the Company’s loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude and can have a significant impact on incurred losses and LAE and the Combined Ratio. Prior-year reserve developments are caused by unexpected loss development on historical reserves. Because reserve development relates to the re-estimation of losses from earlier periods, it has no bearing on the performance of the Company’s insurance products in the current period. The Company believes it is useful for investors to evaluate these components separately and in the aggregate when reviewing the Company’s underwriting performance.